EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Wei Pai Electronic Commerce Co., Ltd.'s (the "Company") Quarterly Report on Form 10-Q for the period ending February 28, 2017 (the "Report"), I, Hao Fa Chang, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19, 2017	By:	/s/ Hao Fa Chang
Hao Fa Chang
Chief Financial Officer